Schedule 14A Information

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material under Rule 14a-12

                               Granum Series Trust
                (Name of Registrant as Specified In Its Charter)

                -------------------------------------------------
                    (Name of Person(s) Filing Proxy Statement
                          if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title  of each  class of  securities  to  which  transaction  applies:
          ______________________

     (2)  Aggregate   number  of  securities  to  which   transaction   applies:
          ______________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          __________________________________________________________

     (4)  Proposed maximum aggregate of transaction:  ______________________

     (5)  Total fee paid: ______________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid: ______________________

     (2)  Form, Schedule or Registration  Statement No.:  ______________________

     (3)  Filing Party: ______________________

     (4)  Date Filed: ______________________



                                GRANUM VALUE FUND
                         a series of Granum Series Trust
                              126 East 56th Street
                               Twenty-Fifth Floor
                               New York, NY 10022

February 7, 2003

Dear Granum Value Fund Shareholder:

     On behalf of the Board of Trustees of Granum Series Trust (the "Trust"), it is my pleasure to invite you to attend the upcoming Special Meeting of Shareholders of the Granum Value Fund (the "Fund"). The meeting will be held on March 10, 2003, at 11:00 a.m. Eastern time, at the offices of the Trust, 126 East 56th Street, 25th Floor, New York, New York 10022. Enclosed is a proxy statement that describes the proposals that will be acted upon at the meeting and solicits your vote in favor of those proposals.

     At the meeting, shareholders of the Fund will vote on the election of seven persons to serve as trustees of the Trust and on a proposal to ratify the selection of the independent accountants of the Trust.

     The proposals are described in the attached Notice of Special Meeting and Proxy Statement. We recommend that you read these materials carefully.

     YOUR VOTE IS IMPORTANT!

          Please vote by completing, signing and returning the enclosed proxy ballot to us immediately. Or if you choose, you may vote by telephone or Internet. Your prompt response will help avoid the cost of additional mailings or telephone calls. If you have any questions, please call your Customer Service Representative at 1-888-5-GRANUM (547-2686), Monday through Friday, from 9:00 a.m. to 5:00 p.m., Central time.

          If you attend the meeting and wish to vote in person, you may revoke your proxy at that time.

          Thank you for your attention to this matter and for your continuing investment in the Fund.


/s/ Lewis M. Eisenberg                                 /s/ Walter F. Harrison
------------------------------------                   ----------------------
Lewis M. Eisenberg                                     Walter F. Harrison, III
Co-Chairman                                            Co-Chairman


                                GRANUM VALUE FUND
                         a series of Granum Series Trust
                              126 East 56th Street
                               Twenty-Fifth Floor
                               New York, NY 10022
                            1-888-5-GRANUM (547-2686)


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          To Be Held on March 10, 2003


TO GRANUM VALUE FUND SHAREHOLDERS:

Notice is hereby given that a Special Meeting (the "Meeting") of Shareholders of Granum Value Fund (the "Fund"), a series of Granum Series Trust (the "Trust") will be held at the offices of the Trust, 126 East 56th Street, 25th Floor, New York, New York 10022, on March 10, 2003, at 11:00 a.m., Eastern time, for the following purposes:

1.   To elect seven persons to serve as trustees of the Trust;

2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Trust for the 2003 fiscal year; and

3. To transact any other business that may properly come before the Meeting and any adjournments.

These proposals are discussed in greater detail in the attached Proxy Statement. The Board of Trustees has fixed February 5, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments.

BY ORDER OF THE BOARD OF TRUSTEES

/s/ Peter R. Martin
-------------------
Peter R. Martin
Secretary

February 7, 2003

Your vote is important. Please return your proxy card promptly. Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to complete, sign, date and return the proxy card as soon as possible in the enclosed postage-paid envelope. This is important to ensure a quorum at the Meeting. Shareholders also may submit their proxies by telephone or by Internet as shown on their proxy cards. Proxies may be revoked at any time before they are exercised by submitting to the Fund a written notice of revocation or a subsequently dated proxy ballot or by attending the Meeting and voting in person.



                                GRANUM VALUE FUND
                         a series of Granum Series Trust
                              126 East 56th Street
                               Twenty-Fifth Floor
                               New York, NY 10022
                            1-888-5-GRANUM (547-2686)

               PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS
                          To Be Held on March 10, 2003

This Proxy Statement is being sent to you in connection with the solicitation of proxies by and on behalf of the Board of Trustees of Granum Series Trust (the "Trust") for use at a Special Meeting (the "Meeting") of Shareholders of Granum Value Fund (the "Fund"), a series of the Trust, to be held on March 10, 2003, at 11:00 a.m., Eastern time, at the offices of the Trust, 126 East 56th Street, 25th Floor, New York, New York 10022, and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

SOLICITING PROXIES. In addition to the solicitation of proxies by mail, officers of the Trust and officers and employees of Granum Capital Management, L.L.C., the Fund's investment adviser (the "Adviser"), or other representatives of the Trust, may solicit proxies by telephone or in person. The costs of proxy solicitation and the expenses incurred in connection with preparing and mailing this Proxy Statement and its enclosures will be paid by the Trust.

VOTING THE PROXY. If the accompanying proxy ballot is properly signed and returned in time for the Meeting, your shares will be voted in accordance with your instructions on all matters that may properly come before the Meeting. You may submit the proxy: (1) by mail, by marking, signing, dating, and returning the enclosed proxy ballot in the enclosed postage-paid envelope; (2) by phone at the number shown on the proxy card; or (3) by Internet as shown on the proxy card. If you do not otherwise specify, the proxy will be voted: (a) FOR ALL nominees for election as trustees; and (b) FOR ratification of the selection of PricewaterhouseCoopers LLP as independent accountants of the Trust for the 2003 fiscal year. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting in person or by submitting a letter of revocation or a later-dated proxy to the Trust prior to the date of the Meeting.

QUORUM. Under the By-Laws of the Trust, a quorum at the Meeting is constituted by the presence in person or by proxy of the holders of 40% or more of the outstanding shares entitled to vote. If a proxy card is properly signed, but returned unmarked or marked ABSTAIN, the shares represented by that proxy will be considered to be present at the Meeting for purposes of determining the existence of a quorum. Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated in the same manner as abstentions. Abstentions and broker non-votes will not, however, be counted as voting on any matter at the Meeting, except that for any proposal requiring the affirmative vote of the Fund's outstanding shares for approval, a broker non-vote or abstention will have the effect of a vote against the proposal.

In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on any of the proposals prior to such adjournment if sufficient votes have been received. Any adjournment will require the affirmative vote of a majority of the shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote in favor of adjournment all shares that they are entitled to vote FOR each of the proposals as to which the adjournment is being sought, and will vote against adjournment all shares they are instructed to vote AGAINST any proposal.

RECORD DATE. The Board of Trustees has fixed February 5, 2003, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof. On the record date, there were 4,853,214.252 shares of the Fund outstanding and entitled to vote. Each share of the Trust (and fractional share) is entitled to one vote (or proportionate fraction thereof) on each matter as to which the holder of such share is entitled to vote.

This Proxy Statement is first being mailed to shareholders on or about February 10, 2003.

The Trust's most recent annual report to shareholders and most recent semi-annual report to shareholders are available upon request, without charge, by writing the Trust, c/o U.S. Bancorp Fund Services, LLC at 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202, or calling the Trust at 1-888-5-GRANUM (547-2686).

At the Meeting, you will be asked to vote on the proposals as shown below:

1.   To elect seven persons to serve as trustees of the Trust.

2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Trust for the 2003 fiscal year.

A plurality of all votes cast at the Meeting is sufficient  to approve  Proposal
1. A majority of the shares voted at the Meeting is sufficient to approve Proposal 2.

                   PROPOSAL 1: TO ELECT TRUSTEES OF THE TRUST

At the Meeting, shareholders are being asked to elect seven nominees to serve as trustees of the Trust. The nominees include Lewis M. Eisenberg, Walter F. Harrison, III, Burnell R. Roberts and Richard A. Zimmer, each of whom presently serves as trustee of the Trust and was elected by the Trust's initial shareholder. The other nominees are Edwin M. Cooperman and Thaddeus Seymour, each of whom presently serves as a trustee of the Trust, and W. Michael
Reickert, who is not presently serving as a trustee of the Trust. Messrs. Cooperman, Seymour and Reikert have not previously been elected by shareholders. The trustees have determined to have all of the present trustees, as well as the additional nominee, stand for election at this time. None of the nominees is related to any other nominee.

The enclosed proxy card will be voted in favor of the election of each of the seven nominees listed below, unless such authority is withheld in the proxy card. The nominees have each consented to stand for election and to serve if elected. If elected, a nominee will serve for a term of indefinite duration until his successor is elected and qualified, or his earlier death, resignation or removal, or until declared bankrupt or incompetent by a court of appropriate jurisdiction. If any nominee should be unable to serve, an event not now anticipated, the persons named as proxies will vote for such replacement nominee as may be proposed by the Board of Trustees. The Board of Trustees recommends that shareholders vote in favor of the election of the nominees listed below.

The following tables set forth certain information concerning the nominees for election as trustees of the Trust. The first table provides information with respect to the trustees (the "Independent Trustees") who are not "interested persons" (as defined under Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act")) of the Trust, the Adviser, Mercer Allied Company or Granum Securities, L.L.C., (together, the "Distributors"). Unless otherwise noted, the nominees have engaged in the principal occupations or employment listed in the following tables for more than five years, but not necessarily in the same capacity.


INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------
                                                                                     PORTFOLIOS   # OF
                                                                                     IN FUND      OTHER
                          POSITION(S)   TERM OF OFFICE                               COMPLEX      DIRECTORSHIPS
NAME, ADDRESS             HELD WITH     AND LENGTH OF  PRINCIPAL OCCUPATION          OVERSEEN BY  HELD BY
AND AGE                   THE TRUST     TIME SERVED    DURING PAST FIVE YEARS        TRUSTEE      TRUSTEE
------------------------------------------------------------------------------------------------------------------

Edwin M. Cooperman (59)   Independent   Indefinite     Chairman of Tutortime Inc.,        1         N/A
126 East 56th Street      Trustee       term; Since    1997 to November 2001;
New York, NY 10022                      1998           Chairman, Edmarc Investments,
                                                       May 1996 to present;
                                                       Principal, TC Solutions Inc.,
                                                       July1998 to present.
------------------------------------------------------------------------------------------------------------------

Burnell R. Roberts (75)   Independent   Indefinite     Limited Partner, American          1         N/A
2340 Kettering Tower      Trustee       term; Since    Industrial Partners,
Dayton, OH  45423                       1997           1993 to present; Chairman of
                                                       Sweetheart Holding Inc. and
                                                       SweetheartCup Company Inc.,
                                                       September 1993 to 1998.
------------------------------------------------------------------------------------------------------------------

Thaddeus Seymour (74)     Independent   Indefinite     Professor of English,              1         N/A
1350 College Point        Trustee       term; Since    Rollins College, Winter Park,
Winter Park, FL  32789                  1998           Florida, 1978 to present.
------------------------------------------------------------------------------------------------------------------

Richard A. Zimmer (58)    Independent   Indefinite     Member of Congress, from the       1         N/A
126 East 56th Street      Trustee       term; Since    12th District of New Jersey,
New York, NY 10022                      1997           1991 to 1997. Counsel,
                                                       Dechert, February 1997 to
                                                       May 2001. Of Counsel, Gibson,
                                                       Dunn & Crutcher LLP,
                                                       May 2001 to present.

------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------
                                                                                     PORTFOLIOS   # OF
                                                                                     IN FUND      OTHER
                          POSITION(S)   TERM OF OFFICE                               COMPLEX      DIRECTORSHIPS
NAME, ADDRESS             HELD WITH     AND LENGTH OF  PRINCIPAL OCCUPATION          OVERSEEN BY  HELD BY
AND AGE                   THE TRUST     TIME SERVED    DURING PAST FIVE YEARS        TRUSTEE      TRUSTEE
-----------------------------------------------------------------------------------------------------------------

W. Michael Reickert (39)* Trustee**     Indefinite     Executive Vice President of        1**        N/A
One Wall Street                         term; Since    The Ayco Company, L.P.,
Albany, New York                        2003**         2002 to present, Senior Vice
12205-3894                                             President of The Ayco
                                                       Company,L.P., 1996-2002.
------------------------------------------------------------------------------------------------------------------

Lewis M. Eisenberg (60)*  Co-Chairman   Indefinite     Co-Chairman of private             1         N/A
126 East 56th Street      of the        term; Since    investment adviser;
25th Floor                Board and     1997           Managing Member of Granum
New York, NY  10022       Trustee                      Capital Management, L.L.C.
                                                       since January 27, 1997 and of
                                                       Granum Securities, L.L.C.
                                                       since March 7, 1997.
------------------------------------------------------------------------------------------------------------------

Walter F. Harrison, III   Co-Chairman   Indefinite     Co-Chairman of private             1         N/A
(59)*                     of the        term; Since    investment adviser;
126 East 56th Street      Board and     1997           Managing Member of Granum
25th Floor                Trustee                      Capital Management, L.L.C.
New York, NY 10022                                     since January 27, 1997 and of
                                                       Granum Securities, L.L.C.
                                                       since March 7, 1997.
------------------------------------------------------------------------------------------------------------------


* Those nominees indicated by an asterisk (*) are "interested persons" (as defined under the 1940 Act) by virtue of, among other things, their affiliation with the Adviser or the Distributors.

** If nominee is elected at the Meeting.

------------------------------------------------------------------------------------------------------------------
OFFICERS
------------------------------------------------------------------------------------------------------------------
                          TERM OF OFFICE   POSITION(S)
NAME, ADDRESS             AND LENGTH OF    HELD WITH   PRINCIPAL OCCUPATION
AND AGE                   TIME SERVED      THE TRUST   DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------

Peter Heerwagen (57)      Indefinite term; Vice        Senior Vice President and Chief Investment Officer of
855 Route 146, Suite 120  Since 1997       President   The Ayco Company, L.P. (financial planner), December 1994
Clifton Park, NY 12065                                 to present; a registered representative of Mercer Allied
                                                       Company, L.P. (a broker-dealer), October 1994 to present
                                                       (and, previously, was associated with its predecessor).
                                                       Senior Vice President and Chief Investment Officer
                                                       of Ayco Corporation (a registered investment adviser)
                                                       previously.
------------------------------------------------------------------------------------------------------------------

Paul A. Matten (40)       Indefinite term; Vice        Vice President of private investment adviser since
126 East 56th Street      Since 1997       President   January 1996; Vice President of Granum Capital
25th Floor                                             Management, L.L.C. since January 27, 1997.
New York, NY 10022
------------------------------------------------------------------------------------------------------------------
                                                       Managing Director and Chief Administrative Officer of to
Jonas B. Siegel (59)      Indefinite term; Vice        private investment adviser, January 1994 present;
126 East 56th Street      Since 1997       President   Managing Director of Granum Capital Management, L.L.C.
25th Floor                                 Treasurer   since January 27, 1996 and President of Granum
New York, NY 10022                         and Chief   Securities, L.L.C.since March 7, 1997.
                                           Financial
                                           Officer
------------------------------------------------------------------------------------------------------------------

Peter R. Martin (45)      Indefinite term; Vice        Senior Vice President and General Counsel of
One Wall Street           Since 1997       President   The Ayco Company, L.P.(financial planner), December 1994 to
Albany, NY 12205-3894                      and         present; Director, Hambre,Inc. the General Partner  of
                                           Secretary   The Ayco Company, L.P., December 1994to present.
                                                       Vice President and Secretary of Breham, Inc., the general
                                                       partner of Mercer Allied Company (a broker-dealer),
                                                       October 1994 to present (and previously Vice-President and
                                                       Secretary of its predecessor); General Counsel of
                                                       Ayco Corporation (a registered investment adviser)
                                                       previously.
------------------------------------------------------------------------------------------------------------------

*Although each of the officers of the Trust has indefinite terms of office, the Board of Trustees approves each officer as an officer of the Trust on an annual basis.



BOARD COMMITTEES
The Board of Trustees has two standing committees as described below:

AUDIT COMMITTEE. The Audit Committee is responsible for advising the Board of Trustees with respect to accounting, auditing and financial matters affecting the Trust. During the 2002 fiscal year, the Audit Committee held one meeting. The Audit Committee is comprised of all the Independent Trustees as follows:
Messrs. Cooperman, Roberts, Seymour, and Zimmer. The Board of Trustees has not adopted a written charter for the Audit Committee.

VALUATION COMMITTEE. The Valuation Committee is responsible for (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the Board of Trustees is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the Board of Trustees. The Valuation Committee meets as necessary. Messrs. Cooperman, Roberts, Seymour and Zimmer comprise the Valuation Committee. During the 2002 fiscal year, the Valuation Committee held one meeting.

The Board of Trustees does not have a formal nominating committee; however, the policy of the Board of Trustees is that each nominee wishing to serve as an independent trustee will be subject to the review of, and selection by, the current Independent Trustees.

Each incumbent trustee attended at least 75% of the aggregate Board of Trustees and committee meetings of which he was a member during the 2002 fiscal year that were held during his tenure as trustee.


BOARD INTEREST IN THE FUND
As of January 31, 2003, the trustees owned the following amounts in the Fund:

--------------------------------------------------------------------------------------------------------
    NAME OF TRUSTEE        DOLLAR RANGE OF EQUITY SECURITIES       AGGREGATE DOLLAR RANGE OF EQUITY
                                       IN THE FUND              SECURITIES IN ALL REGISTERED INVESTMENT
                               ($1-$10,000, 10,001-$50,000,     COMPANIES OVERSEEN BY TRUSTEE IN FAMILY
                             $50,001-$100,000, OVER $100,00)            OF INVESTMENT COMPANIES
--------------------------------------------------------------------------------------------------------

W. Michael Reickert *               $10,001 - $50,000                      $10,001 - $50,000

Edwin M. Cooperman,                   Over $100,000                          Over $100,000
Independent Trustee

Lewis M. Eisenberg,                   Over $100,000                          Over $100,000
Co-Chairman of the Board
of Trustees

Walter Harrison,                      Over $100,000                          Over $100,000
Co-Chairman of the Board
of Trustees

Burnell R. Roberts,                   Over $100,000                          Over $100,000
Independent Trustee

Thaddeus Seymour,                      $1-$10,000                             $1-$10,000

Richard A. Zimmer,                 $50,001 - $100,000                     $50,001 - $100,000
Independent Trustee

--------------------------------------------------------------------------------------------------------

* As of January 31, 2003, Mr. Reickert was not a trustee.


INDEPENDENT TRUSTEE INTEREST IN ADVISER, DISTRIBUTORS OR AFFILIATES
Neither the Independent Trustees, nor members of their immediately family, own securities beneficially or of record in the Adviser, the Distributors or any affiliate of the Adviser or Distributors. Accordingly, neither the Independent Trustees, nor members of their immediately family, have direct or indirect interest, the value of which exceeds $60,000, in the Adviser, the Distributors or any of their affiliates. Furthermore, during the two most recently completed calendar years, neither the Independent Trustees, nor members of their immediately family, have conducted any transactions (or series of transactions) in which the amount involved exceeds $60,0000 and to which the Adviser, the Distributors or any affiliate of the Adviser or Distributors were a party.

COMPENSATION
Trustees who are not officers or employees of the Adviser, a Distributor or their affiliated companies, are each paid an annual retainer of $6,000 and receive an attendance fee of $1,000 for each meeting of the Board of Trustees they attend. Officers of the Trust, all of whom are members, officers or employees of the Adviser, a Distributor, the Administrator or their affiliates, receive no compensation from the Trust. Trustee compensation from the Trust for the 2002 fiscal year is set forth below.

------------------------------------------------------------------------------------------------------
                            Aggregate   Pension or Retirement                      Total Compensation
Name of Person,           Compensation   Benefits Accrued as   Estimated Benefits  from Trust Paid to
Position                   from Fund    Part of Fund Expenses   Upon Retirement         Trustees
------------------------------------------------------------------------------------------------------

Edwin M. Cooperman,         $10,000            $0                   $0                 $10,000
Trustee

Lewis M. Eisenberg,           $0               $0                   $0                   $0
Co-Chairman of the Board
of Trustees

Walter Harrison,              $0               $0                   $0                   $0
Co-Chairman of the Board
of Trustees

Burnell R. Roberts,         $10,000            $0                   $0                 $10,000
Trustee

Thaddeus Seymour,           $10,000            $0                   $0                 $10,000
Trustee

Richard A. Zimmer,          $10,000            $0                   $0                 $10,000
Trustee
------------------------------------------------------------------------------------------------------

Election of each of the nominees for trustee requires the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy.

  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ALL NOMINEES.



      PROPOSAL 2: TO RATIFY THE SELECTION OF PricewaterhouseCoopers LLP AS
          INDEPENDENT ACCOUNTANTS OF THE TRUST FOR THE 2003 FISCAL YEAR

The Board of Trustees, including each of the Independent Trustees, has unanimously selected the firm of PricewaterhouseCoopers LLP as the independent accountants of the Trust for the Trust's 2003 fiscal year. At the Meeting, shareholders will vote on a proposal to ratify the selection of PricewaterhouseCoopers LLP by the Board of Trustees. As required by the 1940 Act, the selection of the independent accountants is subject to the right of the Trust, by vote of a majority of its outstanding securities at any meeting called for the purpose of voting on such matter, to terminate such employment without penalty. PricewaterhouseCoopers LLP has advised the Trust that to the best of its knowledge and belief, as of the record date, PricewaterhouseCoopers LLP had no direct or material indirect ownership interest in the Trust inconsistent with the independence standards pertaining to accountants.

The independent accountants audit the annual financial statements of the Trust and provide other audit and tax-related services to the Trust:

AUDIT FEES:  For the audit of the Trust's  annual  financial  statements for the
fiscal  year  ended   December  31,  2002,   the  Fund  was  billed  $18,100  by
PricewaterhouseCoopers LLP.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES: For the fiscal year ended December 31, 2002, the Trust did not obtain any financial information systems design and implementation services from PricewaterhouseCoopers LLP.

OTHER FEES: For the fiscal year ended December 31, 2002, the Fund was billed fees of $3,775 for tax return preparation and other tax-related services provided by PricewaterhouseCoopers LLP.

In recommending the selection of PricewaterhouseCoopers LLP as the Trust's independent accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and considered whether the performance of non-audit services would affect the accountants' independence. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Ratification of the selection of PricewaterhouseCoopers LLP as independent accountants of the Trust requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy.

         THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS OF THE TRUST FOR THE 2003 FISCAL YEAR.


                             ADDITIONAL INFORMATION

The Adviser, Administrator and Distributors

The Adviser is a Delaware limited liability company with offices at 126 East 56th Street, Twenty-fifth Floor, New York, New York 10022. It is controlled by its managing members, Messrs. Eisenberg and Harrison. U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202, provides various administrative and accounting services necessary for the operations of the Trust and the Fund. Shares of the Fund are distributed on a continuous basis at their current net asset value per share by the Distributors, which serve as co-distributors, and by selected securities dealers.


Control Persons

As of January 31, 2003, there were no control persons or principal holders of the Fund. Control persons are persons deemed to control the Fund because they own beneficially over 25% of the outstanding equity securities. Principal holders are persons that own beneficially 5% or more of the Fund's outstanding equity securities. As of January 31, 2003, the trustees and officers of the Trust owned 1.81% of the outstanding shares of the Fund.


Other Matters to Come Before the Meeting

The trustees do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If any other matters are properly brought before the Meeting, the persons named as proxies in the enclosed proxy card will vote all shares they are entitled to vote on such matters in accordance with their own best judgment.


Deadline for Shareholder Proposals

The Trust does not hold annual meetings of shareholders. Any shareholder desiring to present a proposal for inclusion in the proxy statement for the next special meeting of shareholders should submit the proposal to the Trust within a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal submitted will be included in the proxy statement will be determined in accordance with applicable federal and state laws.

                                               By Order of the Board of Trustees


                                               /s/ Peter R. Martin
                                               -------------------
                                               Peter R. Martin
                                               Secretary
                                               February 7, 2003




                    3 EASY WAYS TO VOTE YOUR PROXY

                    1.Automated Touch-Tone Voting: Call toll-free 1-800-690-6903 and use the control number shown below.

                    2.On the  Internet at  WWW.PROXYWEB.COM  and use the control number shown below.

                    3.Return this  proxy card  using the  enclosed  postage-paid envelope.

                   **** CONTROL NUMBER: 999 999 999 999 99****

GRANUM VALUE FUND
                              PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
                FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 10, 2003

     The undersigned shareholder(s) of Granum Value Fund (the "Fund"), a series of Granum Series Trust (the "Trust") hereby appoint Lewis M. Eisenberg and Walter F. Harrison, III jointly and severally, as proxies, with full power to appoints his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of the Fund, held of record by the undersigned on February 5, 2003 at the Special Meeting of Shareholders of the Fund to be held on March 10, 2003 and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at such meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the shares covered hereby.

If this proxy is properly executed and received by the Secretary prior to the Meeting, the shares represented hereby will be voted in the manner directed herein. If not otherwise specified, this proxy will be voted FOR ALL nominees for election as trustees and FOR Proposal 2.

                                                  Date__________________

                    Please date and sign below as name appears at left. Executors, administrators, trustees, etc. should give full title. If shares are held jointly, each holder should sign.


                    ------------------------------------------------------------

                    Signature(s) and Title(s), if applicable (Sign in the Box)

                    PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE




                    Please fill in box(es) as shown using black or blue ink or number 2 pencil. [x] PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS.
                                                                                   FOR ALL             WITHHOLD
                                                                                   NOMINEES           AUTHORITY
1.   Proposal to elect seven persons to serve trustees of the Trust.             LISTED (except     to vote for all
                                                                                  as marked to      nominees listed
     (01) Edwin M. Cooperman (04) W. Michael Reickert (07) Richard A. Zimmer      the contrary          at left
                                                                                    at left
     (02) Lewis M. Eisenberg (05) Burnell R. Roberts
                                                                                      [ ]                  [ ]
     (03) Walter F. Harrison (06) Thaddeus Seymour

----------------------------------------------------------------------------
(Instruction:  To withhold authority to vote for any individual  nominee,  write the number(s) of the nominee(s) on the line provided above.)


                                                                                      FOR   AGAINST  ABSTAIN
2.   Proposal  to  ratify  the  selection  of   PricewaterhouseCoopers   LLP  as      [ ]     [ ]      [ ]
     independent accountants of the Trust for the 2003 fiscal year.

In their discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting or any adjournment thereof.


                           PLEASE SIGN ON REVERSE SIDE